John Hancock Income Fund
Supplement dated 12-19-12 to the current Class R1, Class R2, Class R3, Class R4 and
Class R5 shares Prospectus
In the “Fund summary” section, the information under the heading “Fees and expenses — Annual fund operating expenses” is amended and restated by the following:

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the
value of your investment)		Class R1		Class R2			Class R3		Class R4			Class R5

Management fee		0.33		0.33			0.33		0.33			0.33

Distribution and service (12b-1) fees		0.50		0.25			0.50		0.15	[1]		0.00

Other expenses		0.38		0.38	[2]		0.27		0.23			0.17

Service plan fee	0.25		0.25			0.14		0.10			0.04

Additional expenses	0.13		0.13			0.13		0.13			0.13

Total annual fund operating expenses		1.21		0.96			1.10		0.71			0.50

1	The fund’s distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2013, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time. Excluding this waiver would result in Rule 12b-1 fees of 0.25%.
2	“Other expenses” have been estimated for the first year of operations of the fund’s Class R2 shares.
You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.